1998 ANNUAL REPORT


IDS
Blue Chip
Advantage
Fund
(prospectus enclosed)

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The goal of IDS Blue Chip Advantage Fund, a part of IDS Market Advantage Series,
Inc., is to achieve a long-term total return exceeding that of the U.S. stock market. The Fund invests in common stocks that are included in a broad market index.

(This annual report includes a prospectus that describes in detail the Fund's objective, investment policies, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.)


             AMERICAN EXPRESS
             Financial Advisors

             Distributed by American Express Financial Advisors Inc.

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Making the most
of the market

If you were compiling a who's who of corporate America, a good place to start would be the Standard & Poor's Index. Composed of 500 stocks representing a wide range of prominent companies, "the S&P" is recognized as a good measure of overall stock market performance. Of course, some of those stocks will fare better than others. They're the ones that Blue Chip Advantage Fund tries to identify and build its portfolio around. Result: a fund that's like the S&P ... only better.

 Contents

The purpose of this annual report is to tell investors how the Fund performed.

(icon of) one open book inside of another

The prospectus, which is bound into the middle of this annual report, describes the Fund in detail.

       1998 annual report

       From the chairman                                                4
       From the portfolio manager                                       4
       The Fund's ten largest holdings                                  6
       Making the most of the Fund                                      7
       The Fund's long-term performance                                 8
       Independent auditors' report                                     9
       Financial statements                                            10
       Notes to financial statements                                   13
       Investments in securities                                       23
       IDS mutual funds                                                26
       Federal income tax information                                  30

       1998 prospectus

       The Fund in brief                                               3p
       Goal                                                            3p
       Investment policies and risks                                   3p
       Manager and distributor                                         3p
       Portfolio manager                                               4p
       Alternative purchase arrangements                               4p

       Sales charge and Fund expenses                                  5p

       Performance                                                     7p
       Financial highlights                                            7p
       Total returns                                                   9p

       Investment policies and risks                                  11p
       Facts about investments and their risks                        12p
       Alternative investment option                                  14p
       Valuing Fund shares                                            14p

       How to purchase, exchange or redeem shares                     15p
       Alternative purchase arrangements                              15p
       How to purchase shares                                         18p
       How to exchange shares                                         20p
       How to redeem shares                                           20p
       Reductions and waivers of the sales charge                     25p

       Special shareholder services                                   29p
       Services                                                       29p
       Quick telephone reference                                      29p

       Distributions and taxes                                        30p
       Dividend and capital gain distributions                        30p
       Reinvestments                                                  31p
       Taxes                                                          32p
       How to determine the correct TIN                               34p

       How the Fund is organized                                      35p
       Shares                                                         35p
       Voting rights                                                  35p
       Shareholder meetings                                           35p
       Board members and officers                                     35p
       Investment manager                                             37p
       Administrator and transfer agent                               37p
       Distributor                                                    38p

       About American Express Financial Corporation                   39p
       General information                                            39p

(This annual report is not part of the prospectus.)

      To our shareholders

      From the chairman

      If you're an experienced investor, you know that the past few years have been unusually strong ones in many financial markets. Perhaps just as important, history shows that bull markets don't last forever. Though they're often unpredictable, declines whether they're brief or long-lasting, moderate or substantial -- are always a possibility. We saw evidence of that last October, when financial turmoil in Southeast Asia sparked a sharp decline in worldwide stock markets, including the U.S.

      That fact reinforces the need for investors to review periodically their long-term goals and examine whether their investment program remains on track to achieving them. Your quarterly investment statements are one part of that monitoring process. The other is a meeting with your American Express financial advisor. That becomes even more important if there's a major change in your financial situation or in the financial markets.


      William R. Pearce

      (picture of) William R. Pearce
      William R. Pearce
      Chairman of the board

      From the portfolio manager

      An overall strong stock market, particularly for blue-chip issues, resulted in a substantial gain for IDS Blue Chip Advantage Fund during the past fiscal year. For the February 1997 through January 1998 period, the Fund's Class A shares generated a total return of 20.2%.

      For most of the 12 months, stocks experienced highly favorable conditions:
      The economy continued to grow at a solid pace; the inflation rate remained low; corporate profits were largely healthy; and long-term interest rates followed a generally downward path.

      Aside from a relatively brief setback in the spring of 1997, stocks responded with a powerful rally that lasted until early August. In fact, the second quarter (April through June) was the market's strongest since 1991. From that point, though, stocks began to struggle in the face of periodic concerns about a potential rise in interest rates, corporate profits and, late in 1997, financial upheaval in Southeast Asia. As a result, over the second six months of the fiscal year, the market fluctuated a fair amount but in the end could gain no ground. For the year, the Fund's performance essentially followed the pattern of the broad market.

(This annual report is not part of the prospectus.)

      `Consumer staples'
      are top performers

      The biggest contributor to the Fund's overall gain was the so-called consumer staple stock sector, which includes stocks of health care, food, beverage, tobacco and leisure/ entertainment companies and constituted about a quarter of the Fund's assets. Among the top performers were Sara Lee, Bristol Meyers Squibb, Procter & Gamble and Colgate Palmolive.

      Technology stocks, another area of substantial investment for the Fund, were highly volatile, but, despite sharp sell-offs last spring and fall, generated overall positive results. Stocks such as Northern Telecom, Computer Associates and Compaq Computer were among the most productive. The third-largest area of investment was financial services, with Norwest Bank, BankAmerica and Travelers leading the Fund's winners.

      Although  modest  in  terms  of  investment  exposure,   holdings  in  the
      industrial sector also paid off nicely, highlighted by Tyco Labs, Parker Harrington and General Electric.

      I kept the level of cash reserves low during the period, a reflection of my positive outlook for the market. The underlying theme in the stock selections was predictable, above-average earnings growth. As it has for some time, the market most rewarded stocks of companies able to fulfill that promise.

      As for the current fiscal year that began in February, I think the investment environment still looks reasonably good, but I think stocks will face more hurdles this year. In my view, the best opportunity for making money will be found among predictable, high-quality companies, which is where I continue to focus the Fund's investments.


      Guru Baliga

      (picture of) Guru Baliga
      Guru Baliga
      Portfolio manager

Class A
 12-month performance

(All figures per share)

Net asset value (NAV)

Jan. 31, 1998         $9.49
Jan. 31, 1997         $8.97
Increase              $0.52

Distributions
Feb. 1, 1997- Jan. 31, 1998

From income           $0.78
From capital gains    $0.47
Total distributions   $1.25

Total return*        +20.2%**

Class B
 12-month performance

(All figures per share)

Net asset value (NAV)

Jan. 31, 1998         $9.43
Jan. 31, 1997         $8.92
Increase              $0.51

Distributions
Feb. 1, 1997- Jan. 31, 1998

From income           $0.71
From capital gains    $0.47
Total distributions   $1.18

Total return*        +19.3%**

Class Y
 12-month performance

(All figures per share)

Net asset value (NAV)

Jan. 31, 1998         $9.50
Jan. 31, 1997         $8.97
Increase              $0.53

Distributions
Feb. 1, 1997- Jan. 31, 1998

From income           $0.79
From capital gains    $0.47
Total distributions   $1.26

Total return*        +20.4%**

      * The prospectus discusses the effect of sales charges, if any, on the various classes.

      ** The total return is a hypothetical investment in the Fund with all distributions reinvested.

(This annual report is not part of the prospectus.)

The Fund's ten largest holdings

                                      Percent                         Value
                        (of Fund's net assets)         (as of Jan. 31, 1998)

Coca-Cola                                2.91%                  $60,690,175

Royal Dutch Petroleum                    2.91                    60,592,874

General Electric                         2.59                    54,002,000

Intel                                    2.28                    47,603,700

Merck & Co                               2.24                    46,618,599

BankAmerica                              2.23                    46,588,574

Microsoft                                2.16                    44,994,949

Amoco                                    2.14                    44,634,187

Proctor & Gamble                         2.11                    44,046,750

First Union                              1.98                    41,252,043


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The ten holdings listed here make up 23.55% of the Fund's net assets




(This annual report is not part of the prospectus.)

      Making the most of the Fund

      Build your assets systematically

      One of the best ways to invest in the Fund is by dollar-cost averaging -- a time-tested strategy that can make market fluctuations work for you. To dollar-cost average, simply invest a fixed amount of money regularly. You'll automatically buy more shares when the Fund's share price is low, fewer shares when it is high.

      Using this strategy does not ensure a profit or avoid a loss if the market declines, and requires that you be able to keep on investing on a regular basis, even when the price of your shares falls or the market declines. Investing in this manner can be an effective way to accumulate shares to meet your long-term goals.

How dollar-cost averaging works

Month       Amount       Per-share      Number of shares purchased
            invested     market price
Jan         $100         $20            5.00 XXXXX
Feb          100          18            5.56 XXXXXx
March        100          17            5.88 XXXXXx
April        100          15            6.67 XXXXXXx
May          100          16            6.25 XXXXXXx
June         100          18            5.56 XXXXXx
July         100          17            5.88 XXXXXx
Aug          100          19            5.26 XXXXXx
Sept         100          21            4.76 XXXXx
Oct          100          20            5.00 XXXXX

(footnotes to table) By investing an equal number of dollars each month...

(arrow in table pointing to April) you automatically buy more shares when the per share market price is low...

(arrow in table pointing to September) and fewer shares when the per share market price is high.

You have paid an average price of only $17.91 per share over the 10 months, while the average market price actually was $18.10.








(This annual report is not part of the prospectus.)

      The Fund's long-term performance

      Three ways to benefit from a mutual fund:

     oyour shares increase in value when the Fund's investments do well oyou receive capital gains when the gains on investments sold by the Fund exceed losses

     oyou  receive  income  when  the  Fund's  stock  dividends,   interest  and
      short-term gains exceed its expenses.

      All three make up your total return. And you potentially can increase your investment if, like most investors, you reinvest your dividends and capital gain distributions to buy additional shares of the Fund or another fund.

      Assumes: oHolding period from 4/1/90 to 1/31/98. oReturns do not reflect taxes payable on distributions. oReinvestment of all income and capital gain distributions for the Fund, with a value of $14,133. Also see "Performance" in the Fund's current prospectus.

      Standard & Poor's 500 Stock Index (S&P 500), an unmanaged list of common stocks, is frequently used as a general measure of market performance.

How your $10,000 has grown in IDS Blue Chip Advantage Fund

$40,000


                                                                   $31,450
$30,000                                                         IDS Blue Chip
                                                               Advantage Fund
                                                                      Class A

                                            S&P 500
$20,000                                 Stock Index




$ 9,500




'4/1/90        '91      '92      '93      '94      '95     '96     '97    '98

 Average annual total return
 (as of Jan. 31, 1998)
                            1 year            5 years          Since inception
       Class A*             +14.21%           +17.62%          +15.92%
       Class B**            +15.32%               --%          +24.58%
       Class Y**            +20.35%               --%          +26.62%

  *Inception date was March 5, 1990.
**Inception date was March 20, 1995.
**For purpose of the graph above, the start date was April 1, 1990.

      On the graph above you can see how the Fund's total return compared to a widely cited performance index, the S&P 500 Stock Index. In comparing Blue Chip Advantage Fund (Class A) to this index, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5%, while such charges are not reflected in the performance of the index.

      Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Average annual total return figures reflect the impact of the applicable sales charge up to a maximum of 5%. This was a period of widely fluctuating security prices. Past performance is no guarantee of future results.

(This annual report is not part of the prospectus.)

The financial statements contained in Post-Effective Amendment #19 to Registration Statement No. 33-30770 filed on or about March 31, 1998, are incorporated herein by reference.

IDS mutual funds

Global/International funds

Funds in this group seek capital growth and/or income by investing primarily in foreign securities. Foreign investments may be subject to currency fluctuations and political and economic risks of the countries in which the investments are made. They are high risk mutual funds with a potential for high reward.

IDS Emerging Markets Fund

Invests in a Portfolio comprised primarily of stocks of companies in developing countries throughout the world that are believed to offer growth potential. Seeks to provide long-term growth of capital.

(icon of) world with countries

IDS Global Growth Fund

Invests in a Portfolio comprised primarily of stocks of companies throughout the world that are positioned to meet market needs in a changing world economy. These companies offer above-average potential for long-term growth.

(icon of) world

IDS International Fund

Invests primarily in common stocks of foreign companies that offer potential for superior growth. The Fund may invest up to 20% of its assets in the U.S. market.

(icon of) three flags

IDS Global Balanced Fund

Invests in stocks and bonds in, for the most part, major markets throughout the world, including the U.S. Seeks to provide a balance of growth of capital and current income.

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IDS Global Bond Fund

Invests in a Portfolio comprised primarily of debt securities of U.S. and foreign issuers to seek high total return through income and growth of capital.

(icon of) globe

Growth funds

Funds in this group seek capital growth, primarily from common stocks. They are high risk mutual funds with a potential for high reward.

IDS Precious Metals Fund

Invests primarily in the securities of foreign or domestic companies that explore for, mine and process or distribute gold and other precious metals. A highly aggressive and speculative fund that seeks long-term growth of capital.

(icon of) cart of precious gems

IDS Discovery Fund

Invests in small- and medium-size, growth-oriented companies emphasizing technological innovation and productivity enhancement. Buys and holds larger growth-oriented stocks.

(icon of) ship

IDS Small Company Index Fund

Invests in all or a representative group of the equity securities comprising the S&P SmallCap 600 Index, as it strives to provide long-term capital appreciation.

(icon of) building

IDS Strategy Aggressive Fund

Invests primarily in common stocks of companies that are selected for their potential for above-average growth. Above-average means that their growth potential is better, in the opinion of the portfolio's investment manager, than the Standard & Poor's Corporation (S&P) 500 Stock Index.

(icon of) chess piece

IDS Research Opportunities Fund

Invests in a Portfolio comprised primarily of equity securities of companies included in the S&P 500 Index that are believed to have strong growth potential. The Portfolio is managed using a research methodology by the Research Department of AEFC. Goal is long-term appreciation.

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(This annual report is not part of the prospectus.)

IDS Growth Fund

Invests in a Portfolio comprised primarily of companies that have above-average potential for long-term growth as a result of new management, marketing opportunities or technological superiority.

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IDS New Dimensions Fund

Invests in a Portfolio comprised primarily of companies with significant growth potential due to superiority in technology, marketing or management. The Fund frequently changes its industry mix.

(icon of) dimension

IDS Progressive Fund

Invests primarily in undervalued common stocks. The Fund holds stocks for the long term with the goal of capital growth.

(icon of) shooting star

Growth & income funds

These funds focus on securities of medium to large, well-established companies that offer long-term growth of capital and reasonable income from dividends and interest. Foreign investments may be subject to currency fluctuations and political and economic risks of the countries in which the investments are made.

IDS Equity Select Fund

Invests primarily in a combination of moderate growth stocks, higher-yielding equities and bonds. Seeks growth of capital and income.

(icon of) three pine trees

IDS Blue Chip Advantage Fund

Invests in selected stocks from a major market index. Securities purchased are those recommended by our research analysts as the best from each industry represented on the index. Offers potential for long-term growth as well as dividend income.

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IDS Managed Allocation Fund

Invests in a Portfolio comprised primarily of U.S. equity securities, U.S. and foreign debt securities, foreign equity securities and money market instruments. The Fund provides diversification among these major investment categories and has a target mix that represents the way the Fund's investments will be allocated over the long term. Seeks maximum total return.

(icon of) gyroscope

IDS Stock Fund

Invests in a Portfolio comprised primarily of common stock of companies representing many sectors of the economy. Seeks current income and growth of capital.

(icon of) building with columns

IDS Equity Value Fund

Invests primarily in undervalued common stocks that offer potential for growth of capital and income.

(icon of) three growing flowers

IDS Utilities Income Fund

Invests primarily in the stocks of public utility companies to seek high current income and growth of income and capital with reduced volatility.

(icon of) light bulb

IDS Diversified Equity Income Fund

Invests in a Portfolio comprised primarily in high-yielding common stocks to seek high current income and, secondarily, to benefit from the growth potential offered by stock investments.

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IDS Mutual

Invests in a Portfolio which seeks to balance between common stocks and senior securities (preferred stocks and bonds). Seeks a balance of growth of capital and current income.

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(This annual report is not part of the prospectus.)

Income funds

The funds in this group invest their assets primarily in corporate bonds or government securities to seek interest income. Secondary objective is capital growth. Risk varies by bond quality.

IDS Extra Income Fund

Invests in a Portfolio comprised mainly of long-term, high-yielding corporate fixed-income securities in the lower rated, higher risk bond categories to seek high current income. Secondary objective is capital growth.

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IDS Bond Fund

Invests mainly in corporate bonds, at least 50% in the higher rated, lower risk bond categories, or the equivalent, and in government bonds.

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IDS Selective Fund

Invests in a Portfolio comprised primarily of high-quality corporate bonds and other highly rated debt instruments including government securities and short-term investments. Seeks current income and preservation of capital.

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IDS Federal Income Fund

Invests in a Portfolio comprised primarily of securities issued or guaranteed as to the timely payment of principal and interest by the U.S. government, its agencies and instrumentalities. Seeks a high level of current income and safety of principal consistent with its type of investments.

(icon of) shield with eagle head

Tax-exempt income funds

These funds provide tax-free income by investing in municipal bonds. The income is generally free from federal income tax, but a portion of the income may be subject to state and local taxes. Risk varies by bond quality.

IDS Tax-Exempt Bond Fund

Invests mainly in bonds and notes of state or local government units, with at least 75% in the four highest rated, lowest risk bond categories.

(icon of) shield with Greek column

IDS Insured Tax-Exempt Fund

Invests primarily in municipal securities that are insured as to the timely payment of principal and interest. The insurance feature minimizes credit risk of the Fund but does not guarantee the market value of the Fund's shares.

(icon of) shield with star

IDS State Tax-Exempt Funds
(CA, MA, MI, MN, NY, OH)

Invests primarily in high- and medium-grade municipal securities to provide income to residents of each respective state that is exempt from federal, state and local income taxes. (New York is the only state that is exempt at the local level.)

(icon of) shield with U.S. enclosed

IDS High Yield Tax-Exempt Fund

Invests in a Portfolio comprised primarily of medium- and lower-quality municipal bonds and notes. Lower-quality securities generally involve greater risk of principal and income.

(icon of) shield with basket of apples enclosed

IDS Intermediate Tax-Exempt Fund

Invests in mainly investment-grade bonds and other debt securities with intermediate-term maturities issued by state and local government units. Goal is to seek a high level of current income exempt from federal taxes.

(icon of) shield with tree enclosed

(This annual report is not part of the prospectus.)

Money market funds

These money market funds have three main goals: conservation of capital, constant liquidity and the highest possible current income consistent with these objectives. An investment in these funds is neither insured nor guaranteed by the U.S. government, and there can be no assurance that these funds will be able to maintain a stable net asset value of $1.00 per share. Very limited risk.

IDS Cash Management Fund

Invests in such money market securities as high quality commercial paper, bankers' acceptances, certificates of deposit (CDs) and other bank securities.

(icon of) piggy bank

IDS Tax-Free Money Fund

Invests primarily in short-term bonds and notes issued by state and local governments to seek high current income exempt from federal income taxes.

(icon of) shield with piggy bank enclosed

For more complete information about any of these funds, including charges and expenses, you can obtain a prospectus by contacting your financial advisor or writing to American Express Shareholder Service, P.O. Box 534, Minneapolis, MN 55440-0534. Read it carefully before you invest or send money.

(This annual report is not part of the prospectus.)

      Federal income tax information

      IDS Blue Chip Advantage Fund

      The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below were reported to you on Form 1099-DIV, Dividends and Distributions, in January. Shareholders should consult a tax advisor on how to report distributions for state and local purposes.

      IDS Blue Chip Advantage Fund
      Fiscal year ended Jan. 31, 1998

      Class A

      Income distributions
      taxable as dividend income, 18.75% qualifying for deduction by corporations.
      Payable date                                                   Per share
      March 27, 1997                                                  $0.02115
      June 27, 1997                                                    0.02830
      Sept. 26, 1997                                                   0.02708
      Dec. 29, 1997                                                    0.70036
      Total                                                           $0.77689

      Capital gain distribution
      taxable as long-term capital gain.
      Payable date                                                   Per share
      Dec. 29, 1997                                                   $0.47549
      Total distributions                                             $1.25238

      The distribution of $1.17585 per share, payable Dec. 29, 1997, consisted of $0.02206 derived from net investment income, $0.67830 from net short-term capital gains (a total of $0.70036 taxable as dividend income) and $0.47549 from net long-term capital gains.

      The long-term capital gains distribution is divided into two rate categories: 28%-$0.28572 and 20%-$0.18977.

(This annual report is not part of the prospectus.)

      Class B
      Income distributions
      taxable as dividend income, 18.75% qualifying for deduction by corporations.
      Payable date                                                   Per share
      March 27, 1997                                                  $0.00605
      June 27, 1997                                                    0.01201
      Sept. 26, 1997                                                   0.00892
      Dec. 29, 1997                                                    0.68113
      Total                                                           $0.70811

      Capital gain distribution taxable as long-term capital gain.
      Payable date                                                   Per share
      Dec. 29, 1997                                                   $0.47549
      Total distributions                                             $1.18360

      The distribution of $1.15662 per share, payable Dec. 29, 1997, consisted of $0.00283 derived from net investment income, $0.67830 from net short-term capital gains (a total of $0.68113 taxable as dividend income) and $0.47549 from net long-term capital gains.

      The long-term capital gains distribution is divided into two rate categories: 28%-$0.28572 and 20%-$0.18977.

      Class Y
      Income distributions
      taxable as dividend income, 18.75% qualifying for deduction by corporations.
      Payable date                                                   Per share
      March 27, 1997                                                  $0.02475
      June 27, 1997                                                    0.03088
      Sept. 26, 1997                                                   0.02892
      Dec. 29, 1997                                                    0.70229
      Total                                                           $0.78684

      Capital gain distribution taxable as long-term capital gain.
      Payable date                                                   Per share
      Dec. 29, 1997                                                   $0.47549
      Total distributions                                             $1.26233

      The distribution of $1.17778 per share, payable Dec. 29, 1997, consisted of $0.02399 derived from net investment income, $0.67830 from net short-term capital gains (a total of $0.70229 taxable as dividend income) and $0.47549 from net long-term capital gains.

      The long-term capital gains distribution is divided into two rate categories: 28%-$0.28572 and 20%-$0.18977.

(This annual report is not part of the prospectus.)

Quick telephone reference

American Express            Redemptions and exchanges,       National/Minnesota
Financial Advisors          dividend payments or                   800-437-3133
Telephone Transaction       reinvestments and automatic
Service                     payment arrangements           Mpls./St. Paul area:
                                                                       671-3800



TTY Service                 For the hearing impaired               800-846-4852




American Express            Automated account information          800-862-7919
Financial Advisors          (TouchTone(R) phones only),
Easy Access Line            including current fund prices
                            and performance, account values
                            and recent account transactions



AMERICAN EXPRESS
Financial Advisors


IDS Blue Chip Advantage Fund
IDS Tower 10
Minneapolis, MN 55440-0010